UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2004


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898



                Delaware                                         03-0376558
       (State or other jurisdiction                          (I. R. S. Employer
     of incorporation or organization)                       Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                          38132
 (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-4100

Item 5.  Other Events and Required FD Disclosure


On March 31, 2004, Pinnacle Airlines Corp., issued a press release to announce that Philip H. Trenary, President & CEO of Pinnacle Airlines, has joined the Company's Board of Directors. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  --------------------------------------------------------

             99.1 Press release issued by Pinnacle Airlines Corp. dated March 31, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PINNACLE AIRLINES CORP.
                                      (Registrant)

                                      By: /s/ Curtis E. Sawyer
                                         ---------------------
                                      Curtis E. Sawyer,
                                      Vice President and Chief Financial Officer




April 1, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines Corp. dated
                 March 31, 2004

                                                                    Exhibit 99.1

Trenary added to Pinnacle Airlines Board

Pinnacle Airlines Corp. (NASDAQ: PNCL) today announced that Philip H. Trenary, President & CEO of Pinnacle Airlines, has joined the Company's Board of Directors. Mr. Trenary was elected at Pinnacle's March Board Meeting.

"Phil's leadership and commitment to Pinnacle and its People are evident in the quality of the product it provides to its Customers and to Northwest. He is an integral component of the organization and I welcome him as a Director," said Stephen Gorman, Pinnacle's Chairman.

Mr. Trenary joined Pinnacle Airlines on April 1, 1997 as President & CEO. In this position, he is responsible for the operational and financial aspect of the airline, which operates as Northwest Airlink. Under his direction, and with a specific vision that integrated its People in the process, Pinnacle Airlines has transformed from a small regional airline operating 19-seat and 33-seat turbo-props, to one of the nation's premier regional carriers. Pinnacle currently operates an all-jet fleet, and flies 502 flights to over 80 cities in North America from hubs in Detroit, Memphis and Minneapolis - St. Paul. The airline employs over 2,200 People.

In 2000, Mr. Trenary was recognized as Regional Airline Executive of the Year by Commuter/ Regional News. The following year Pinnacle was named Regional Airline of the Year by Professional Pilot Magazine.

Mr. Trenary is the current Chairman of the Regional Airline Association, which represents U.S. regional airlines and the suppliers of products and services that support the industry, before the U.S. Congress, Federal Aviation Administration, Department of Transportation and other federal and state agencies. RAA member airlines transport between 90 percent and 95 percent of all regional airline passengers.

Mr. Trenary's business efforts are supplemented by his commitment to the community. Currently, he is Chairman of the Memphis-Shelby County Music Commission, incoming Chair of the Memphis Convention and Visitors Bureau and is on the Board of Directors for the Memphis Regional Chamber and Memphis Tomorrow.

A native of Oklahoma, Mr. Trenary graduated from Oklahoma State University with a Bachelor of Science in Aeronautical Engineering Technology. A pilot for many years, Mr. Trenary also holds an Airline Transport Rating.

Pinnacle Airlines, Inc., operates under the name Northwest Airlink and provides service to destinations in the United States and Canada. Pinnacle operates an all-jet fleet of Canadair 44 and 50-seat Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis-St. Paul. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,200 People. For further information, please contact Philip Reed, Vice-President of Marketing at preed@nwairlink.com or visit our web-site at www.nwairlink.com.



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